Exhibit 99.1

ANNEX A
The Trust Student Loan Pool as of April 30, 2020

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 120 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, Navient Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of April 30, 2020, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $3,982,792 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 1 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$441,331,897
Aggregate Outstanding Principal Balance – Treasury Bill	$60,379,210
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	13.68%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$380,952,688
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	86.32%
Number of Borrowers	13,371
Average Outstanding Principal Balance Per Borrower	$33,007
Number of Loans	23,505
Average Outstanding Principal Balance Per Loan – Treasury Bill	$35,434
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$17,474
Weighted Average Remaining Term to Scheduled Maturity	159 months
Weighted Average Annual Interest Rate	6%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	0	$0	0.0%
3.01% to 3.50%	436	4,751,829	1.1
3.51% to 4.00%	946	16,418,923	3.7
4.01% to 4.50%	4,429	54,033,709	12.2
4.51% to 5.00%	6,785	98,791,649	22.4
5.01% to 5.50%	1,208	22,272,836	5.0
5.51% to 6.00%	1,053	19,869,312	4.5
6.01% to 6.50%	1,729	32,149,232	7.3
6.51% to 7.00%	2,749	57,431,049	13.0
7.01% to 7.50%	677	15,800,573	3.6
7.51% to 8.00%	1,400	40,876,026	9.3
8.01% to 8.50%	1,576	52,318,965	11.9
Equal to or greater than 8.51%	517	26,617,794	6.0

Total	23,505	$441,331,897	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	2,463	$6,295,322	1.4%
$5,000.00-$ 9,999.99	1,717	12,429,928	2.8
$10,000.00-$14,999.99	1,473	18,401,413	4.2
$15,000.00-$19,999.99	1,248	21,657,546	4.9
$20,000.00-$24,999.99	991	22,172,772	5.0
$25,000.00-$29,999.99	792	21,762,061	4.9
$30,000.00-$34,999.99	647	21,004,092	4.8
$35,000.00-$39,999.99	586	21,913,031	5.0
$40,000.00-$44,999.99	508	21,537,184	4.9
$45,000.00-$49,999.99	407	19,314,558	4.4
$50,000.00-$54,999.99	317	16,672,249	3.8
$55,000.00-$59,999.99	272	15,622,452	3.5
$60,000.00-$64,999.99	230	14,386,111	3.3
$65,000.00-$69,999.99	187	12,608,067	2.9
$70,000.00-$74,999.99	142	10,276,475	2.3
$75,000.00-$79,999.99	122	9,453,710	2.1
$80,000.00-$84,999.99	127	10,452,194	2.4
$85,000.00-$89,999.99	135	11,796,288	2.7
$90,000.00-$94,999.99	102	9,446,382	2.1
$95,000.00-$99,999.99	89	8,661,519	2.0
$100,000.00 and above	816	135,468,545	30.7

Total	13,371	$441,331,897	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	22,892	$424,333,553	96.1%
31-60 days	218	4,921,538	1.1
61-90 days	117	2,797,479	0.6
91-120 days	72	3,119,145	0.7
121-150 days	31	671,666	0.2
151-180 days	40	1,193,866	0.3
181-210 days	31	1,525,113	0.3
Greater than 210 days	104	2,769,538	0.6

Total	23,505	$441,331,897	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	60	$16,162	*
4 to 12	287	995,818	0.2%
13 to 24	810	6,430,776	1.5
25 to 36	2,929	11,723,828	2.7
37 to 48	1,312	11,166,333	2.5
49 to 60	1,077	11,070,050	2.5
61 to 72	910	11,786,007	2.7
73 to 84	1,031	13,146,169	3.0
85 to 96	2,675	26,262,920	6.0
97 to 108	1,119	15,326,207	3.5
109 to 120	991	16,686,570	3.8
121 to 132	1,447	29,939,559	6.8
133 to 144	1,248	30,180,567	6.8
145 to 156	2,600	55,095,295	12.5
157 to 168	1,090	30,360,636	6.9
169 to 180	823	26,057,026	5.9
181 to 192	598	20,808,384	4.7
193 to 204	494	18,189,324	4.1
205 to 216	483	19,679,196	4.5
217 to 228	321	14,167,484	3.2
229 to 240	260	12,126,108	2.7
241 to 252	191	9,715,970	2.2
253 to 264	132	7,042,071	1.6
265 to 276	105	5,831,264	1.3
277 to 288	81	5,294,256	1.2
289 to 300	112	7,910,918	1.8
301 to 312	184	11,051,217	2.5
313 to 324	41	3,123,751	0.7
325 to 336	12	813,959	0.2
337 to 348	25	2,710,126	0.6
349 to 360	35	4,510,173	1.0
361 and above	22	2,113,772	0.5

Total	23,505	$441,331,897	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	679	$16,927,670	3.8%
Forbearance	3,105	92,203,300	20.9
Repayment
First year in repayment	89	6,588,124	1.5
Second year in repayment	94	5,932,547	1.3
Third year in repayment	114	4,655,501	1.1
More than 3 years in repayment	19,424	315,024,755	71.4

Total	23,505	$441,331,897	100.0%

(1)Of the trust student loans in forbearance status, approximately 2,167 loans with an aggregate outstanding principal balance of $64,498,521, representing 15% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program.); or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 144.1 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	17.6	-	203.0
Forbearance	-	3.0	178.2
Repayment	-	-	149.7
		-

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $16,927,670 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $11,432,723 or approximately 67.5% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the original prospectus.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	177	$3,597,365	0.8%
Alaska	27	375,549	0.1
Arizona	449	8,913,744	2.0
Arkansas	123	2,587,279	0.6
California	2,711	53,194,169	12.1
Colorado	375	6,056,785	1.4
Connecticut	367	5,913,326	1.3
Delaware	72	1,241,773	0.3
District of Columbia	74	1,340,491	0.3
Florida	1,443	33,946,625	7.7
Georgia	882	20,871,889	4.7
Hawaii	47	1,013,341	0.2
Idaho	71	1,467,682	0.3
Illinois	1,093	16,811,298	3.8
Indiana	317	4,511,313	1.0
Iowa	152	2,723,654	0.6
Kansas	352	6,153,787	1.4
Kentucky	134	2,235,101	0.5
Louisiana	664	12,610,199	2.9
Maine	79	1,667,502	0.4
Maryland	699	14,878,677	3.4
Massachusetts	786	9,912,739	2.2
Michigan	575	12,865,574	2.9
Minnesota	398	7,557,800	1.7
Mississippi	221	4,401,603	1.0
Missouri	539	10,188,078	2.3
Montana	40	559,193	0.1
Nebraska	45	880,521	0.2
Nevada	169	3,617,528	0.8
New Hampshire	97	1,804,607	0.4
New Jersey	606	11,196,926	2.5
New Mexico	105	2,610,421	0.6
New York	1,705	29,713,087	6.7
North Carolina	620	10,960,169	2.5
North Dakota	12	231,320	0.1
Ohio	95	1,691,648	0.4
Oklahoma	545	10,695,613	2.4
Oregon	468	8,299,364	1.9
Pennsylvania	742	13,288,836	3.0
Rhode Island	74	1,158,120	0.3
South Carolina	276	5,759,550	1.3
South Dakota	22	275,569	0.1
Tennessee	397	8,404,888	1.9
Texas	2,397	42,854,776	9.7
Utah	84	1,504,996	0.3
Vermont	36	441,960	0.1
Virginia	773	12,157,966	2.8
Washington	790	13,905,423	3.2
West Virginia	103	1,842,900	0.4
Wisconsin	274	6,528,570	1.5
Wyoming	17	147,613	*
Other	186	3,762,990	0.9

Total	23,505	$441,331,897	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	11,605	$36.3%	36.8%
Other Repayment Options(1)	9,041	170,671,865	38.7
Income-driven Repayment(2)	2,859	110,323,038	25.0

Total	23,505	$441,331,897	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.
(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 211 loans with an aggregate outstanding principal balance of $9,833,594 currently in an interest-only period.  These interest-only loans represent approximately 2.2% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	11,654	$188,715,285	42.8%
Unsubsidized	11,851	252,616,612	57.2

Total	23,505	$441,331,897	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	48	$1,779,751	0.4%
October 1, 1993 through June 30, 2006	23,457	439,552,146	99.6
July 1, 2006 and later	0	0	0.0

Total	23,505	$441,331,897	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	1,217	$15,245,803	3.5%
College Assist	6	196,320	*
Educational Credit Management Corporation	723	15,169,340	3.4
Great Lakes Higher Education Corporation	12,367	259,381,012	58.8
Illinois Student Assistance Comm	1,018	14,266,689	3.2
Kentucky Higher Educ. Asst. Auth.	600	8,736,800	2.0
Louisiana Office Of Student Financial Asst	252	3,208,906	0.7
Michigan Guaranty Agency	401	6,656,767	1.5
New York State Higher Ed Services Corp	2,371	37,053,241	8.4
Oklahoma Guaranteed Stud Loan Prog	586	9,744,961	2.2
Pennsylvania Higher Education Assistance Agency	1,897	33,476,145	7.6
Texas Guaranteed Student Loan Corp	2,067	38,195,913	8.7

Total	23,505	$441,331,897	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantor relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantor.

We obtained the following information from various sources, including from the Significant Guarantor and/or from the Department of Education.  None of the depositor, Navient CFC, the servicer, their affiliates or the remarketing agent has audited or independently verified this information for accuracy or completeness.

ASCENDIUM EDUCATION SOLUTIONS, INC.

Ascendium Education Solutions, Inc. f/k/a Great Lakes Higher Education Guaranty Corporation (“Ascendium”) is a Wisconsin nonstock, nonprofit corporation, the sole member of which is Ascendium Education Group, Inc. f/k/a Great Lakes Higher Education Corporation (“Ascendium Education Group”).  Ascendium’s predecessor organization, Ascendium Education Group, was organized as a Wisconsin nonstock, nonprofit corporation and began guaranteeing student loans under the Higher Education Act in 1967.  Ascendium is the designated guaranty agency under the Higher Education Act for Wisconsin, Arkansas, Iowa, Minnesota, Montana, North Dakota, Ohio, South Dakota, Puerto Rico and the Virgin Islands.  On January 1, 2002, Ascendium Education Group (and Ascendium directly and through its support services agreement with Ascendium Education Group), outsourced certain aspects of its student loan program guaranty support operations to Great Lakes Educational Loan Services, Inc. (“GLELSI”).  Ascendium continues as the “guaranty agency” as defined in Section 435(j) of the Higher Education Act and continues its default aversion, claim purchase and compliance, collection support and federal reporting responsibilities as well as custody and responsibility for all revenues, expenses and assets related to that status.  The primary operations center for Ascendium Education Group and its affiliates (including Ascendium) is in Madison, Wisconsin, which includes operational staff offices for guaranty functions.  Ascendium also maintain offices in; Eagan, Minnesota; Aberdeen, South Dakota; and Indianapolis, Indiana.  Ascendium will provide a copy of Ascendium Education Group’s most recent consolidated financial statements on receipt of a written request directed to 2501 International Lane, Madison, Wisconsin 53704, Attention: Chief Financial Officer.

United Student Aid Funds, Inc. (“USAF”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.  USAF (i) maintained facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students attending approved educational institutions; (ii) guaranteed education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) served as the designated guarantor for education loan programs under the Higher Education Act of 1965, as amended (the “Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USAF was the sole member of the Northwest Education Loan Association (“NELA”), a guarantor serving the states of Washington, Idaho and the Northwest.  Ascendium Education Group became a member of USAF effective January 1, 2017.

Effective as of December 31, 2018, NELA was dissolved, with its remaining assets going to its sole member, USAF.  Immediately thereafter, USAF was merged into Ascendium.  Thus, the portfolios previously held by USAF and NELA are now held by Ascendium.

The information in the following tables has been provided to the Issuer from reports provided by or to the U.S. Department of Education and has not been verified by the Issuer, Ascendium, or the initial purchasers.  No representation is made by the Issuer, Ascendium, or the initial purchasers as to the accuracy or completeness of this information.  Prospective investors may consult the U.S. Department of Education Data Books and Web sites http://www2.ed.gov/finaid/prof/resources/data/opeloanvol.html and http://www.fp.ed.gov/pubs.html for further information concerning Ascendium or any other guaranty agency.

Guaranty Volume.  Pursuant to the SAFRA Act, part of the Health Care and Education Reconciliation Act of 2010, Ascendium, the former USAF, and the former NELA ceased issuing new loan guarantees on June 30, 2010.  The most recent year for which the U.S. Department of Education has issued guaranty volume information is 2009.  Ascendium issued $7.0 billion in new loan guarantees in that year.

Reserve Ratio.  The reserve ratios for Ascendium, the former USAF and the former NELA are as follows:

The Ascendium Portfolio (Without Consideration of USAF and NELA)

Following are Ascendium’s reserve fund levels as calculated in accordance with 34 CFR 682.410(a)(10) for the last five federal fiscal years:

Federal Fiscal Year	Federal Guaranty Reserve Fund Level[1]
2014	0.94%
2015	1.05%
2016	1.37%
2017	1.80%
2018	2.21%

The U.S. Department of Education’s website at http://www.fp.ed.gov/pubs.html has posted reserve ratios for Ascendium for federal years 2014, 2015, 2016, 2017 and 2018 of 0.699%, 0.648%, 0.608%, 0.827%, 1.000% and 1.480%, respectively.  Ascendium believes the Department of Education has not calculated the reserve ratio in accordance with the Act and the correct ratio should be 0.94%, 1.05%, 1.37%, 1.80% and 2.21% respectively, as shown above and as explained in the following footnote.  On November 17, 2006, the U.S. Department of Education advised Ascendium that beginning in Federal Fiscal Year 2006 it will publish reserve ratios that include loan loss provision and deferred revenues.  Ascendium believes this change more closely approximates the statutory calculation.  According to the U.S. Department of Education, available cash reserves may not always be an accurate barometer of a guarantor’s financial health.

1      In accordance with Section 428(c)(9) of the Higher Education Act, does not include loans transferred from the former Higher Education Assistance Foundation, Northstar Guarantee Inc., Ohio Student Aid Commission or Puerto Rico Higher Education Assistance Corporation.  (The minimum reserve fund ratio under the Higher Education Act is 0.25%.)

The Former USAF Portfolio Now Held by Ascendium

Following are USAF’s reserve fund levels as calculated in accordance with 34 CFR 682.410(a)(10) for the last five federal fiscal years:

Federal Fiscal Year	Federal Guaranty Reserve Fund Level[1]
2014	0.277%
2015	0.251%
2016	0.308%
2017	0.350%
2018	0.363%

The Former NELA Portfolio Now Held by Ascendium

Following are NELA’s reserve fund levels as calculated in accordance with 34 CFR 682.410(a)(10) for the last five federal fiscal years:

Federal Fiscal Year	Federal Guaranty Reserve Fund Level[1]
2014	0.377%
2015	0.295%
2016	0.373%
2017	0.430%
2018	0.460%

Claims Rate.  The claims rate for Ascendium, USAF and NELA are as follows:

The Ascendium Portfolio (Without Consideration of USAF and NELA)

For the past five federal fiscal years, Ascendium’s claims rate has not exceeded 5%, and, as a result, the highest allowable reinsurance has been paid on all Ascendium’s claims.  The actual claims rates are as follows:

Federal Fiscal Year	Claims Rate
2014	2.05%
2015	0.96%
2016	1.00%
2017	0.35%
2018	0.35%

The Former USAF Portfolio Now Held by Ascendium

For the past five federal fiscal years, USAF’s claims rate has not exceeded 5%, and, as a result, the highest allowable reinsurance has been paid on all USAF’s claims.  The actual claims rates are as follows:

Federal Fiscal Year	Claims Rate
2014	4.73%
2015	4.71%
2016	0.60%
2017	0.67%
2018	2.15%

As a result of various statutory and regulatory changes over the past several years, historical rates may not be an accurate indicator of current delinquency or default trends or future claims rates.

The Former NELA Portfolio Now Held by Ascendium

For the past five federal fiscal years, NELA’s claims rate has not exceeded 5%, and, as a result, the highest allowable reinsurance has been paid on all NELA’s claims.  The actual claims rates are as follows:

Federal Fiscal Year	Claims Rate
2014	1.37%
2015	0.60%
2016	1.31%
2017	0.63%
2018	1.52%